SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant |X|

Filed by a party other than the registrant | |

Check the appropriate box:
| |    Preliminary Proxy Statement
| | Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|    Definitive Proxy Statement
| |    Definitive Additional Materials
| |    Soliciting Material Pursuant to Section 240.14a-11(c) or Section
       240.14a-12

                                    CNS, INC.
                (Name of Registrant as Specified in Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|    No fee required
| |    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       (1)    Title of each class of securities to which transaction applies:
       (2)    Aggregate number of securities to which transactions applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       (4)    Proposed maximum aggregate value of transaction:
       (5)    Total fee paid:
| |    Fee paid previously with preliminary materials.
| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       (1)    Amount Previously Paid:
       (2)    Form, Schedule or Registration Statement No.:
       (3)    Filing Party:
       (4)    Date Filed:

                                   [LOGO] CNS

                                    CNS, INC.
                                7615 SMETANA LANE
                          EDEN PRAIRIE, MINNESOTA 55344
                                 (952) 229-1500

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 23, 2001

                               ------------------

To the Stockholders of CNS, Inc.:

     Notice is hereby given that the Annual Meeting of Stockholders of CNS, Inc. (the "Company") will be held on Wednesday, May 23, 2001 at 3:30 p.m., local time, in the auditorium of the Lutheran Brotherhood Building, 625 Fourth Avenue South, Minneapolis, Minnesota for the following purposes:

     1. To elect seven (7) directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected;

     2. To ratify and approve an amendment to the CNS, Inc. 1989 Employee Stock Purchase Plan to increase the number of shares available for issuance from 200,000 to 400,000;

     3. To ratify and approve the appointment of KPMG LLP as independent auditors for the Company for the fiscal year ending December 31, 2001; and

     4. To act upon any other matters that may properly be presented at the meeting or any adjournments or postponements thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting.

     The Board of Directors has fixed the close of business on March 30, 2001 as the record date for the determination of Stockholders entitled to notice of, and to vote at, the meeting and at any adjournments or postponements thereof.

                                        By Order of the Board of Directors,

                                        /s/ Daniel E. Cohen

                                        Daniel E. Cohen
                                        CHAIRMAN OF THE BOARD

Dated: April 9, 2001.

--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD IN THE REPLY ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. THE PROXY IS SOLICITED BY MANAGEMENT AND MAY BE REVOKED OR WITHDRAWN BY YOU AT ANY TIME BEFORE IT IS EXERCISED.
--------------------------------------------------------------------------------

                                    CNS, INC.
                                7615 SMETANA LANE
                          EDEN PRAIRIE, MINNESOTA 55344
                                 (952) 229-1500

                               ------------------

                                 PROXY STATEMENT

                               ------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 23, 2001


                                 GENERAL MATTERS

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of CNS, Inc., a Delaware corporation (the "Company"), from holders of Company Common Stock of proxies in the accompanying form to be voted at the Annual Meeting of Stockholders on Wednesday, May 23, 2001 at 3:30 p.m., local time (the "Annual Meeting"), and at any adjournments or postponements thereof.

     The Company intends to mail this Proxy Statement and the accompanying proxy card on or about April 9, 2001, to all holders of Common Stock of the Company as of the record date of March 30, 2001, who are entitled to vote at the Annual Meeting.

     Any stockholder giving a proxy will have the right to revoke it by written notice to the Secretary of the Company or by filing with the Secretary another proxy bearing a later date at any time before it is voted at the Annual Meeting. A stockholder wishing to vote in person after giving his or her proxy must first give written notice of revocation to the Secretary. All shares represented by valid, unrevoked proxies will be voted at the Annual Meeting and any adjournments or postponements thereof.

     Under Delaware law, each item of business properly presented at a meeting of stockholders generally must be approved by the affirmative vote of the holders of a majority of the voting power of the shares present in person or by proxy and entitled to vote on that item of business. However, if the shares present and entitled to vote on that item of business would not constitute a quorum for the transaction of business at the meeting, then the item must be approved by a majority of the voting power of the minimum number of shares that would constitute a quorum. Votes cast by proxy or in person at the Annual Meeting of Stockholders will determine whether or not a quorum is present. If a stockholder abstains from voting on any matter, the Company intends to count the person abstaining as present for purposes of determining whether a quorum is present at the Annual Meeting of Stockholders for the transaction of business but as not having voted for any proposal, although there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions. Additionally, the Company intends to count broker "non-votes" as present for purposes of determining the presence or absence of a quorum for the transaction of business. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Therefore, abstentions and broker "non-votes" have the same effect as votes against the proposals.

                          OUTSTANDING VOTING SECURITIES

     Only stockholders of record as of the close of business on March 30, 2001, will be entitled to vote at the Annual Meeting. On that date, the Company had outstanding 14,126,669 shares of common stock,

$.01 par value ("Common Stock"), each of which is entitled to one vote per share on each matter to be voted upon at the meeting. As provided in the Certificate of Incorporation of the Company, there is no cumulative voting. The Company has no class of voting securities outstanding other than the Common Stock.

                         SECURITY OWNERSHIP OF PRINCIPAL
                           STOCKHOLDERS AND MANAGEMENT

     The following table sets forth, as of the close of business on March 30, 2001, the number and percentage of outstanding shares of Common Stock of the Company beneficially owned (i) by each person who is known to the Company to beneficially own more than five percent (5%) of the Common Stock of the Company,
(ii) by each director and nominee of the Company, (iii) by each executive officer named in the Summary Compensation Table below, and (iv) by all directors and executive officers of the Company as a group:

                                                 NUMBER OF SHARES        PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER          BENEFICIALLY OWNED(1)(2)  OF CLASS
------------------------------------          ------------------------  --------

Dimensional Fund Advisors, Inc.(3)                  1,087,000             7.69%
 1299 Ocean Avenue, 11th Floor
 Santa Monica, CA 9041

The Prudential Insurance Company of America(4)        772,435             5.47%
 751 Broad Street
 Newark, NJ 07102-3777

Daniel E. Cohen(5)(6)(7)                              830,664             5.80%

Richard W. Perkins(6)(8)(9)                           406,498             2.86%

Marti Morfitt(6)(7)                                   264,209             1.85%

Patrick Delaney(6)(8)                                 115,066                *

R. Hunt Greene(6)(10)(11)                             135,000                *

Andrew J. Greenshields(6)(8)(12)                       89,000                *

John J. Keppeler(7)                                    70,038                *

Carol J. Watzke(7)                                     43,600                *

Teri P. Osgood(7)                                      40,065                *

H. Robert Hawthorne(6)(8)                              10,000                *

All directors, nominees and executive officers      2,336,466            15.28%
 as a group (14 persons)(11)(13)
---------------------

*   Indicates ownership of less than 1%.

(1) Except as otherwise noted, all shares beneficially owned by each owner were owned of record, and each owner held sole voting power and sole investment power for all shares held.

(2) Includes the following number of shares which could be purchased under stock options exercisable within sixty (60) days of March 30, 2001: Mr. Cohen, 200,000 shares; Mr. Perkins, 95,000 shares; Ms. Morfitt, 190,000 shares; Mr. Delaney, 95,000 shares; Mr. Greene, 60,000 shares; Mr. Greenshields, 85,000 shares; Mr. Keppeler, 45,600 shares; Ms. Watzke, 43,600 shares; Ms. Osgood, 32,400 shares; Mr. Hawthorne, 10,000 shares; and all directors, nominees and executive officers as a group, 1,144,600 shares.

(3) The disclosure is based upon information filed with the Securities and Exchange Commission on Schedule 13G on February 2, 2001.

(4) The disclosure is based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 5, 2001 by The Prudential Insurance Company of America ("Prudential"). Prudential reports that it has sole voting and dispositive power for 19,000 shares and shared voting and dispositive power for 753,435 shares.

(5) Includes 327,332 shares of Common Stock owned of record by Mr. Cohen's spouse for which he has no voting or dispositive power.

(6)  Serves as a director of the Company and has been nominated for re-election.

(7)  Serves as an executive officer of the Company.

(8) Does not include an option to purchase 5,000 shares (or in the case of Mr. Hawthorne 10,000 shares) of Common Stock, held by such individual which will vest if re-elected to the Board of Directors at the Annual Meeting.

(9) Includes 230,459 shares of Common Stock held for the accounts of clients of Perkins Capital Management, Inc., a registered investment advisor of which Mr. Perkins is the controlling shareholder, a director and President. Perkins Capital Management has no voting power with respect to such shares and has sole dispositive power with respect to such shares. Mr. Perkins and Perkins Capital Management, Inc. disclaim beneficial ownership of such shares. This total also includes 67,039 shares held in trusts for which Mr. Perkins is the sole trustee, 10,000 shares held in the Perkins Capital Management Profit Sharing Plan, and 4,000 shares held by a corporation of which Mr. Perkins is sole shareholder.

(10) Does not include an option to purchase 5,000 shares of Common Stock which could be purchased by a general partnership of which Mr. Greene is a general partner which will vest if Mr. Greene is re-elected to the Board of Directors at the Annual Meeting.

(11) Includes 15,000 shares of Common Stock which could be purchased by stock options exercisable within sixty (60) days of March 30, 2001 held by a general partnership of which Mr. Greene is a general partner.

(12) Includes 4,000 shares of Common Stock held by Mr. Greenshields jointly with his spouse for which he has shared voting and dispositive power.

(13) Includes 327,332 shares of Common Stock owned by spouses and 4,000 shares owned jointly with spouses.

                              ELECTION OF DIRECTORS

                                  (PROPOSAL #1)

     Seven directors will be elected at the Annual Meeting. The Board of Directors has nominated for election the seven persons named below and each has consented to being named a nominee. If elected, all directors will serve until the next Annual Meeting or until their successors have been elected and qualified. Mr. Cohen has been a director of the Company since its formation in 1982; Mr. Delaney has been a director since 1983; Mr. Greene has been a director since 1985; Mr. Greenshields has been a director since 1986; Mr. Hawthorne has been a director since 1999; Ms. Morfitt has been a director since 1998; and Mr. Perkins has been a director since 1993. If for any reason any of the nominees becomes unavailable for election, the proxies solicited by the Board of Directors will be voted for such nominee as is selected by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees is not available or will not serve if elected.

     All of the nominees named below have been nominated by the Board of Directors of the Company. It is intended that proxies solicited by the Board of Directors will (unless otherwise directed) be voted "FOR" the election of the nominees for Director named below.

     The nominees are listed below with their ages, their present positions with the Company, their present principal occupations or employment and their principal occupations or employment for at least the past five years. Mr. Cohen and Ms. Morfitt devote their full working time to the business of the Company. Messrs. Delaney, Greene, Greenshields, Hawthorne and Perkins devote such time as is necessary to fulfill their duties as directors.

     DANIEL E. COHEN, 48, has served as the Company's Chairman of the Board since 1993, its Chief Executive Officer since 1989 and as Treasurer from 1982 to March 1999. Mr. Cohen, a founder of the Company, is a medical doctor and board-certified neurologist.

     PATRICK DELANEY, 58, has served as a director of the Company since 1983 and as the Company's Secretary since 1995. Mr. Delaney is a partner in the Minneapolis law firm of Lindquist & Vennum P.L.L.P., counsel to the Company. He has been in the private practice of law since 1967. He is also a director of Community First Bankshares, Inc., a multi-bank holding company, and the secretary of Cardia, Inc., a manufacturer of medical devices.

     R. HUNT GREENE, 50, has been an investment banker for over twenty years. He is presently Managing Director and Member of Greene Holcomb & Fisher LLC ("GH&F"), a Minneapolis investment banking firm that was formed in 1995. GH&F has provided the Company with certain financial advisory and investment banking services from time to time since 1996.

     ANDREW J. GREENSHIELDS, 63, has been President of Pathfinder Ventures, Inc., Minneapolis, Minnesota, since 1980. He is also a general partner of Pathfinder Venture Capital Fund III and a general partner of Spell Capital Partners, LP, both of which are Minneapolis-based financial limited partnerships. Mr. Greenshields is also a director of Aetrium, Inc., a manufacturer of semi-conductor handling equipment.

     H. ROBERT HAWTHORNE, 56, has been President and Chief Executive Officer of Ocean Spray Cranberries, Inc., a Boston-based food and beverage company, since February 2000. From 1997 to 1999, Mr. Hawthorne served as a director, President and Chief Executive Officer of Select Comfort Corporation, a Minneapolis-based company that manufactures air beds and sleep related products. From 1986 to 1997, Mr. Hawthorne served in a series of positions of increasing responsibility with The Pillsbury Company, a Minneapolis-based manufacturer and distributor of food products, most recently serving from February 1992 to December 1997 as President of The Pillsbury Brands Group, a subsidiary of The Pillsbury Company.

     MARTI MORFITT, 43, has served as the Company's President and Chief Operating Officer since March 1998. From September 1982 to February 1998, Ms. Morfitt served in a series of positions of increasing responsibility with The Pillsbury Company, a Minneapolis-based manufacturer and distributor of food products, most recently serving from May 1997 to February 1998 as Vice-President, Meals, and from February 1994 to May 1997 as Vice-President, Green Giant Brands. She also serves as a director of Graco, Inc., a Minneapolis-based manufacturer of fluid handling systems.

     RICHARD W. PERKINS, 70, has been President, Chief Executive Officer and a director of Perkins Capital Management, Inc., a Minneapolis-based investment management company, since 1985. He is also a general partner of Spell Capital Partners, LP, a Minneapolis-based venture capital limited partnership. He is also a director of the following publicly-held companies: Bio-Vascular, Inc., a manufacturer of prosthetics and surgical appliances; Intellefilm Corp., a producer of television and internet commercials; PW Eagle, Inc., a manufacturer of plastic pipes; Lifecore Biomedical, Inc., a medical device company; Nortech Systems, Inc., a contract manufacturer for the electronics industry; Quantech, Ltd., a development stage medical products company; Vital Images, Inc., a medical diagnostic software company; Paper Warehouse, Inc., a retailer specializing in party supplies and paper products; and Harmony Holdings, Inc., a producer of television commercials, music videos and related media.

         ---------------------------------------------------------------
             MANAGEMENT RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED.
         ---------------------------------------------------------------

                      OTHER INFORMATION REGARDING THE BOARD

BOARD MEETINGS

     The Board of Directors met three times during 2000 and took action in writing in lieu of a meeting on two occasions. Each director attended at least 75% of the aggregate of the total number of Board meetings and Committee meetings on which he served during the fiscal year 2000.

COMMITTEES

     The Company has an Audit Committee, a Compensation Committee, a Governance Committee and an Investment Committee, all established by the Board of Directors. The compositions and functions of each of those Committees is set forth below:

     AUDIT COMMITTEE. The Audit Committee of the Board of Directors, which is comprised of Messrs. Greene, Chairman, Greenshields and Perkins, met four times during 2000. The Audit Committee reviews and evaluates significant matters relating to the audit and internal controls of the Company, reviews and approves management's processes to ensure compliance with laws and regulations, reviews the scope and results of audits by and the recommendations of the Company's independent auditors, and approves services provided by the auditors. The Audit Committee also reviews the audited financial statements of the Company.

     COMPENSATION COMMITTEE. The Compensation Committee of the Board of Directors, which is comprised of Messrs. Greenshields, Chairman, Hawthorne and Perkins, met one time during 2000. Among other duties, the Compensation Committee makes recommendations to the Board of Directors regarding the employment practices and the policies of the Company and the compensation paid to executive officers of the Company. The Compensation Committee therefore also has the authority to make awards under and adopt and alter administrative rules and practices governing the Company's Stock Option Plans and Stock Purchase Plan ("Plans") and interpret the terms and provisions of the Plans and any award issued under those Plans.

     GOVERNANCE COMMITTEE. The Governance Committee, which is comprised of Messrs. Greenshields, Chairman, Delaney and Hawthorne, met twice during 2000. The responsibilities of the Governance Committee include Board evaluation, Board membership recommendations and chief executive officer succession planning.

     INVESTMENT COMMITTEE. The Investment Committee, which is comprised of Messrs. Greene, Chairman, and Cohen and Ms. Morfitt, met two times during 2000. The responsibilities of the Investment Committee include the establishment of investment guidelines and strategies for the Company's short-term investments. The Investment Committee also evaluates the performance of the Company's investments.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table shows, for the fiscal years ending December 31, 2000, 1999 and 1998, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to Daniel E. Cohen, the Company's Chief Executive Officer, and each of the other four most highly compensated executive officers of the Company as determined in accordance with the Securities and Exchange Commission rules (together with Mr. Cohen, the "Named Executives").

                           SUMMARY COMPENSATION TABLE

                                                                            LONG-TERM
                                                                          COMPENSATION
                                                                          ------------
                                               ANNUAL COMPENSATION         SECURITIES
                                           ---------------------------     UNDERLYING         ALL OTHER
NAME AND PRINCIPAL POSITION     YEAR        SALARY ($)       BONUS ($)     OPTIONS (#)    COMPENSATION ($)(1)
---------------------------     ----       -----------       ---------    -------------   -------------------
Daniel E. Cohen                 2000       $  275,600        $108,135            -0-              $135
 Chief Executive Officer        1999          253,750          83,864            -0-               135
 and Chairman of the Board      1998          235,000          74,025            -0-               261

Marti Morfitt                   2000          302,100         118,533         90,000                90
 President and                  1999          275,000          90,889         60,000                90
 Chief Operating Officer        1998          185,647(2)       73,479        150,000               127

John J. Keppeler                2000          185,500          52,170         10,800                81
 Vice President of              1999          167,515          41,718         18,000                81
 Worldwide Sales                1998           74,240(3)       73,700         50,000                49

Teri P. Osgood                  2000          163,242          46,930          7,200                81
 Vice President of              1999          158,487          31,428         15,000                81
 U.S. Marketing                 1998           58,721(4)       72,500         30,000                41

Carol J. Watzke                 2000          165,060          38,858         10,800               207
 Vice President of              1999          155,963          30,927         15,000               207
 Consumer Strategy              1998           62,500(5)       52,500         50,000               216

------------------

(1) Represents the payment by the Company of life insurance premiums on behalf of the Named Executive.

(2) Ms. Morfitt became Chief Operating Officer in March 1998 and received a salary for the remainder of the year.

(3) Mr. Keppeler became Vice President in July 1998 and received a salary for the remainder of the year.

(4) Ms. Osgood became Vice President in August 1998 and received a salary for the remainder of the year.

(5) Ms. Watzke became Vice President in July 1998 and received a salary for the remainder of the year.

STOCK OPTIONS

     The following table contains information concerning grants of stock options to the Named Executives during the fiscal year ending December 31, 2000:

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                  INDIVIDUAL GRANTS
                              ----------------------------------------------------------
                                                                                                   POTENTIAL
                                                                                              REALIZABLE VALUE AT
                                                  PERCENT                                        ASSUMED ANNUAL
                                  NUMBER         OF TOTAL                                        RATES OF STOCK
                              OF SECURITIES       OPTIONS      EXERCISE OR                     PRICE APPRECIATION
                                UNDERLYING      GRANTED TO        BASE                         FOR OPTION TERM(1)
                                 OPTIONS         EMPLOYEES        PRICE       EXPIRATION    -----------------------
NAME                           GRANTED (#)        IN 2000        ($/SH)          DATE           5%           10%
----                          -------------     ----------     -----------    ----------    ---------     ---------
Daniel E. Cohen ..........            --              --             --          --               --            --
Marti Morfitt ............        90,000(2)         25.1%       $  4.00       05/03/10      $226,402      $573,747
John J. Keppeler .........        10,800(3)          3.0           4.00       05/03/10        27,168        68,850
Teri P. Osgood ...........         7,200(4)          2.0           4.00       05/03/10        18,112        45,900
Carol J. Watzke ..........        10,800(3)          3.0           4.00       05/03/10        27,168        68,850

------------------
(1) Potential realizable values shown above represent potential gains based upon annual compound price appreciation of 5% and 10% from the date of grant through the full option term. The actual value realized, if any, on stock option exercises will be dependent upon overall market conditions and the future performance of the Company and its Common Stock. There is no assurance that the actual value realized will approximate the amounts reflected in this table.

(2) The option vests as follows: 30,000 shares on each of May 3, 2001, 2002 and 2003.

(3) The option vests as follows: 3,600 shares on each of May 3, 2001, 2002 and 2003.

(4) The option vests as follows: 2,400 shares on each of May 3, 2001, 2002 and 2003.

OPTION EXERCISES AND HOLDINGS

     The following table sets forth information with respect to the Named Executives concerning the exercise of options during the fiscal year ending December 31, 2000 and unexercised options held as of December 31, 2000:

                    AGGREGATED OPTION EXERCISES IN 2000 AND
                          FISCAL YEAR-END OPTION VALUES

                                                     NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                             SHARES                  UNDERLYING UNEXERCISED             IN-THE-MONEY
                            ACQUIRED              OPTIONS AT DECEMBER 31, 2000  OPTIONS AT DECEMBER 31, 2000
                               ON        VALUE   ----------------------------- -----------------------------
NAME                        EXERCISE   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                        --------   --------  ------------- --------------- ------------- ---------------
Daniel E. Cohen ..........    -0-        -0-        200,000            -0-               (2)           (2)
Marti Morfitt ............    -0-        -0-        110,000        190,000        $56,250       $40,003
John J. Keppeler .........    -0-        -0-         36,000         42,800         16,875        33,750
Teri P. Osgood ...........    -0-        -0-         25,000         27,200         14,063        28,125
Carol J. Watzke ..........    -0-        -0-         35,000         40,800         14,063        28,125

------------------

(1) Based on the closing sale price of $3.563 per share of Common Stock on December 29, 2000.

(2) The exercise price for these options was greater than the closing sale price on December 29, 2000.

REPORT ON EXECUTIVE COMPENSATION

     This is a report of the Compensation Committee of the Board of Directors of the Company, which is composed of the undersigned Board members, all of whom are nonemployee directors. This report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 and shall not otherwise be deemed to be filed under either such Act.

     COMPENSATION PHILOSOPHY. The compensation philosophy of the Company is to
(i) provide competitive levels of compensation that are consistent with the Company's annual and long-term performance goals; (ii) recognize individual initiative and achievements; (iii) enhance the financial performance of the Company, and thus stockholder value, by significantly aligning the financial interests of the Company's executives with those of its stockholders; and (iv) assist the Company in attracting and retaining talented executives. To accomplish these objectives, the Company's executive compensation program consists of annual base salaries, cash bonuses and stock option grants. It is intended that, in judging appropriate levels of compensation, the Compensation Committee will take into account internally set performance goals and comparisons with the performance of other publicly-held consumer products companies which had rapidly growing revenues under $500 million.

     BASE SALARY. Executive base salary is reviewed annually and adjustments, if any, are based on levels of responsibility, job complexity, how the position relates to the Company's long-term strategic goals, internal equity, external pay practices, the rate of inflation and the individual's skills, experience and background. While there are no pre-established weightings given to these factors, particular importance is placed on attracting and retaining quality individuals in order to establish and secure an effective executive team for the Company. In 2000, the Compensation Committee recommended to the Board of Directors and the Board adopted a plan under which the base salaries of the executive officers are set effective April 1, 2000.

     CASH BONUS. Bonuses are awarded to executive officers based upon the Company's overall performance and upon the attainment of certain strategic objectives. Each year, the Board of Directors approves the performance measures and specific financial targets selected for various bonus levels. In 2000, the Company adopted an incentive plan under which the Chairman and Chief Executive Officer of the Company and the President and Chief Operating Officer of the Company would be eligible for cash bonuses ranging from 25% to 100% of their base salaries. Under the same incentive plan, Vice Presidents of the Company were eligible for cash bonuses ranging from 15% to 60% of their base salaries. The incentive plan adopted in 2000 is based upon a fifteen-month period in order to coincide with the Company's planning cycle which ends on March 31. The amounts set forth in the Summary Compensation Table above reflect the bonus compensation paid to the Named Executives by the Company for the 2000 fiscal year.

     STOCK OPTIONS. The long-term incentive aspect of the Company's executive compensation program is realized primarily by the granting of stock options. Stock option awards are viewed as a particularly important tool to attract experienced and talented executives and to encourage their long-term commitment and performance. The Company's Stock Option Plans include executive officers. Stock options are generally granted to executive officers at the time they are elected. The Compensation Committee has adopted the position that stock ownership by management and stock-based performance compensation arrangements are beneficial in aligning management's and stockholder's interests in enhancing shareholder value.

     CHIEF EXECUTIVE OFFICER COMPENSATION. Mr. Cohen's compensation for 1998-2000 is shown in the Summary Compensation Table above. Mr. Cohen has managed the Company well in an increasingly competitive industry. He has collaborated with Ms. Morfitt, the Company's President and Chief Operating Officer, in guiding the development and marketing of Breathe Right(R) nasal strips. Mr. Cohen also provided valuable leadership in connection with the Company's development of the FiberChoice(R) chewable fiber tablet and new Breathe Right nasal strip products, including nasal strips with Vicks(R) mentholated vapors. The Compensation Committee has determined Mr. Cohen's compensation on these bases and commends him for his performance.

     BOARD ACTION. All recommendations of the Compensation Committee have been and are subject to Board of Director review and approval. Stock option grants by the Compensation Committee are not, however, subject to Board of Director review and approval.

                     SUBMITTED BY THE COMPENSATION COMMITTEE
                      OF THE COMPANY'S BOARD OF DIRECTORS:
                        Andrew J. Greenshields, Chairman
                               H. Robert Hawthorne
                               Richard W. Perkins

REPORT OF THE AUDIT COMMITTEE

     This is a report of the Audit Committee of the Board of Directors of the Company, which is composed of the undersigned Board members. This report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 and shall not otherwise be deemed to be filed under either such Act.

     The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company's financial reporting system by overseeing and monitoring management's and the independent auditors' participation in the financial reporting process. The Audit Committee is comprised of independent directors, and acts under a written charter first adopted and approved by the Board of Directors on November 30, 2000, a copy of which is attached to this Proxy Statement as Appendix A. Each of the members of the Audit Committee is independent as defined by the Nasdaq listing standards.

     The Audit Committee held four meetings during fiscal year 2000. The meetings were designed to facilitate and encourage private communication between the Audit Committee and the Company's independent accountants, KPMG LLP.

     During the meetings, the Audit Committee reviewed and discussed the audited consolidated financial statements with management and KPMG LLP. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The discussions with KPMG LLP also included the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     KPMG LLP provided to the Audit Committee the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). This information was discussed with KPMG LLP.

     Based on the discussions with management and KPMG LLP, the Audit Committee's review of the representations of management and the report of KPMG LLP, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, filed with the Securities and Exchange Commission.

                        SUBMITTED BY THE AUDIT COMMITTEE
                      OF THE COMPANY'S BOARD OF DIRECTORS:
                            R. Hunt Greene, Chairman
                             Andrew J. Greenshields
                               Richard W. Perkins

STOCK PERFORMANCE

     The graph below sets forth a comparison of the cumulative shareholder return of the Company's Common Stock over the last five fiscal years with the cumulative total return over the same periods for the Nasdaq Market Index and the Surgical, Medical and Dental Instruments and Supplies Index (the "Medical Instruments Index") (SIC Code 384, which includes 247 companies). The graph below compares with the two indicated indexes the cumulative total return of the Company's Common Stock over the last five fiscal years assuming a $100 investment on December 31, 1995 and assuming reinvestment of all dividends paid. The Company did not pay any dividends during this period. This graph shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

                              [PLOT POINTS CHART]

                                     FISCAL YEAR ENDING DECEMBER 31,
                                     -------------------------------
                         1995      1996      1997      1998      1999      2000
                         ----      ----      ----      ----      ----      ----

CNS, Inc.               100.00     95.04     44.21     22.73     27.27     23.56
Industry Index          100.00    106.48    127.71    166.14    158.45    204.20
Nasdaq Market Index     100.00    124.27    152.00    214.39    378.12    237.66

     The Company's Common Stock closed at $3.563 per share on December 29, 2000.

EMPLOYMENT AGREEMENTS

     Mr. Cohen, Ms. Morfitt, Mr. Keppeler, Ms. Osgood and Ms. Watzke each have employment agreements with the Company. The employment agreements with Mr. Cohen, Ms. Morfitt, Mr. Keppeler, Ms. Osgood and Ms. Watzke provide that they are entitled to base salaries, respectively, of $280,800, $307,800, $189,000, $166,835 and $167,430 annually. In addition, they may earn cash bonuses as established by the Board from time to time. Either the Company or Mr. Cohen, Ms. Morfitt, Mr. Keppeler, Ms. Osgood or Ms. Watzke may terminate their respective agreements at any time on 30 days' advance, written notice. Each of the employment agreements with Mr. Cohen, Ms. Morfitt, Mr. Keppeler, Ms. Osgood and Ms. Watzke contains a noncompete obligation which remains in effect for a period of one year after termination of employment for any reason.

     Each of the employment agreements with Mr. Cohen, Ms. Morfitt, Mr. Keppeler, Ms. Osgood and Ms. Watzke provides that upon the termination of their employment with the Company during a period of twenty-four months following a Change in Control of the Company (i) by the Company other than for Cause, death or Disability, or (ii) by the employee for Good Reason (as such terms are defined in their employment agreements), then they shall be entitled to a lump sum payment equal to twenty-four times the average monthly cash compensation paid to them in the twenty-four months prior to termination and all of their outstanding options to purchase Common Stock of the Company shall immediately become fully vested and exercisable. If such a termination had occurred in 2000, the amounts payable pursuant to these employment agreements would have been as follows: Mr. Cohen, $721,349; Ms. Morfitt, $786,522; Mr. Keppeler, $438,403; Ms. Osgood $391,587; and Ms. Watzke, $390,808.

DIRECTOR COMPENSATION

     Directors who served during 2000 and were not otherwise directly or indirectly compensated by the Company were each paid directors' fees in the form of an annual retainer and meeting fee during 2000. The annual retainers for each of Messrs. Delaney, Greene, Greenshields, Hawthorne and Perkins, who served the entire fiscal year, was $5,000. In addition, non-employee directors received $1,000 for each board meeting they attended and were compensated for attending committee meetings not held on the same day as a regular board meeting at a rate of $750 per meeting. All cash director's fees paid to Mr. Delaney were assigned to Lindquist & Vennum and deducted from legal fees payable by the Company. Fees were also paid to Mr. Delaney's law firm, Lindquist & Vennum P.L.L.P., for legal services rendered to the Company during 2000.

     Each of the non-employee directors, other than Mr. Hawthorne, who was elected or re-elected at the 2000 Annual Meeting of Stockholders (Messrs. Delaney, Greene, Greenshields and Perkins) was granted a ten-year, non-qualified option to purchase 15,000 shares of Common Stock at $4.00 per share, the fair market value of the Common Stock on the date of grant. Mr. Hawthorne, who was elected to the Board on July 30, 1999, was granted a ten-year, non-qualified option to purchase 25,000 shares of Common Stock at $3.97 per share, the fair market value of the Common Stock on the date of the grant. All of the options granted to each of the Company's directors vest as follows: 5,000 shares on the date of grant and 5,000 shares on the date of each annual stockholders' meeting held during each succeeding year at which the director is re-elected to the Board of Directors.

                               ------------------

               APPROVAL OF AN INCREASE IN AUTHORIZED SHARES UNDER
                 THE CNS, INC. 1989 EMPLOYEE STOCK PURCHASE PLAN

                                  (PROPOSAL #2)

INTRODUCTION

     On January 27, 1989, the Company's Board of Directors adopted the CNS, Inc. 1989 Employee Stock Purchase Plan (the "Plan"). The adoption of the Plan was ratified and approved by the stockholders of the Company on April 26, 1989. The purpose of the Plan is to facilitate the purchase by employees of shares of Common Stock in the Company in order to provide a greater community of interest between the Company and its employees. The Plan was amended by the Board in 1999 to extend the term of the Plan until July 1, 2009.

AMENDMENT TO THE PLAN

     The proposed amendment to the Plan is to increase the number of shares of Common Stock available for issuance under the Plan. Originally, there were 200,000 shares (as adjusted for a two-for-one stock split declared effective on June 23, 1995) of the Company's Common Stock reserved for issuance under the Plan. As of December 31, 2000, 188,507 shares have been issued leaving only 11,493 shares available for future grants under the Plan. The Board, subject to stockholder ratification and approval, therefore amended the Plan on January 18, 2001 to increase the number of shares of Common Stock available for issuance under the Plan by 200,000 shares to a total of 400,000 shares, leaving 211,493 shares available for future grants. The Board of Directors has deemed it advisable to increase the shares available under the Plan to facilitate future employee participation under the Plan.

     The principal features of the Plan are summarized below.

SUMMARY OF THE PLAN

     GENERAL. In general, the Plan permits employees to purchase shares of Common Stock of the Company at a price equal to the lesser of 85% of the value of the Common Stock on the commencement date of a phase (the "Commencement Date") or 85% of the value of a share of Common Stock on the date of termination of a phase (the "Termination Date").

     TERM OF PLAN. The Plan will terminate on July 1, 2009. Each year during the term of the Plan shall reflect two phases, the first commencing on January 1 and terminating on June 30 and the second phase commencing on July 1 and terminating on December 31. No phase may run concurrently, but a phase may commence immediately after the termination of a preceding phase.

     ELIGIBILITY. Any employee of the Company who is regularly scheduled for more than 15 hours per week and more than 5 months per year on the Commencement Date of the applicable phase is eligible to participate in the Plan. Notwithstanding anything to the contrary in the Plan, no employee may be granted an option under the Plan to purchase shares of Common Stock if such employee, immediately after the grant of the option, would own stock (including shares subject to the option) possessing 5% or more of the total combined voting power or value of all classes of issued and outstanding stock of the Company. In addition, no participant may be granted an option to purchase shares of Common Stock that permit the participant to purchase shares in any calendar year under the Plan with an aggregate fair market value in excess of $25,000 or with the number of shares exceeding 10,000 shares per phase. Approximately 80 employees, including officers who are less than 5% owners, are eligible to participate under the Plan.

     PARTICIPATION. Eligible employees will not pay any consideration to the Company in order to receive the options. Eligible employees elect to participate in the Plan by completing payroll deduction authorization forms on the Commencement Date of the applicable phase of the Plan. Payroll deductions are limited to 10% of a participant's base pay for the applicable phase of the Plan and the minimum authorization is $10 per pay period. After the Commencement Date of a phase, electing participants cannot increase or decrease the amount of payroll deductions, but may withdraw from participation during the phase, as described below.

     TERMS AND CONDITIONS OF OPTIONS. As of the Commencement Date of the applicable phase of the Plan, an eligible employee who elects to participate in the Plan shall be granted an option for as many full shares as he or she will be able to purchase pursuant to the payroll deduction procedure. The option price for employees who participate on a particular Commencement Date shall be the lesser of: (i) 85% of the fair market value of the shares on the Commencement Date, or (ii) 85% of the fair market value of the shares on the Termination Date of the applicable phase of the Plan. The number of shares that may be purchased at the end of the applicable phase is determined by dividing each participant's payroll deduction by the applicable option price and rounding down to the nearest whole share. Any amount remaining is refunded to the participant, without interest.

     EXERCISE AND WITHDRAWAL. Exercise of the option occurs automatically on a particular Termination Date, unless a participant gives written notice prior to such date as to an election not to exercise. A participant (with certain restrictions applicable to participants who are affiliates of the Company) may, at any time during the applicable phase of the Plan, give notice that he or she does not wish to continue to participate, and all amounts withheld will be refunded without interest accrued thereon.

     ADMINISTRATION AND AMENDMENT. The Plan shall be administered by a Committee consisting of not less than two members who shall be appointed by the Board of Directors. Each member of such Committee shall be either a director, officer or an employee of the Company. The Board of Directors may at any time amend the Plan, except that no amendment may make changes in options already granted which would adversely affect the rights of any participant.

     FEDERAL INCOME TAX CONSEQUENCES. The Company believes that the Plan is a "qualified" plan under Section 423 of the Internal Revenue Code of 1986, as amended. Under the Internal Revenue Code, no income will result to a grantee of an option either upon the granting or upon the exercise of an option, and no deduction will be allowed to the Company. The gain, if any, resulting from a disposition of the shares received by a participant will be reported according to the provisions of Section 423 of the Internal Revenue Code and will be taxed in part as ordinary income and in part as capital gain. Such tax benefits are available provided that the increase in shares as authorized by the Board is approved by the stockholders within 12 months of the adoption date.

     CERTAIN BENEFITS. The following table specifies the number of shares of Common Stock subscribed for by the Named Executives and certain groups under the Plan for the phase commencing January 1, 2001 and the value of the discounted purchase price assuming all shares of Common Stock subscribed for are purchased and assuming a value per share of Common Stock of $3.029 (85% of the fair market value of the shares on the Commencement Date on the phase on January 1, 2001):

                                  PLAN BENEFITS
                          EMPLOYEE STOCK PURCHASE PLAN

                                           DOLLAR      NUMBER OF SHARES OF
NAME                                      VALUE(1)       COMMON STOCK(1)
----                                      --------     -------------------
Marti Morfitt ........................    $   847             1,584
John J. Keppeler .....................        847             1,584
Teri P. Osgood .......................      1,471             2,753
Executive Group ......................      3,376             6,317
Non-Executive Employee Group .........      6,738            12,607
 Total ...............................     10,114            18,924

------------------
(1) The Number of shares represents the number of shares of Common Stock purchasable based on the amount of payroll deductions being withheld in the phase of the Plan that commenced on January 1, 2001, assuming the purchase price will be 85% of the value of the Common Stock on the Commencement Date, and the Dollar Value represents such Number times the difference between $3.563, the closing price of the Common Stock on the effective date of the Plan, and $3.029, the purchase price on the Commencement Date.

REGISTRATION WITH SECURITIES AND EXCHANGE COMMISSION

     Upon approval of the amendment to the Plan by the stockholders, the Company will file a registration statement covering the additional shares issuable under the Plan with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

VOTE REQUIRED

     Stockholder approval of the increase in the number of shares available for issuance under the Plan by an additional 200,000 shares requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting in person or by proxy and entitled to vote.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL
              TO RATIFY AND APPROVE THE AMENDMENT TO THE CNS, INC.
                       1989 EMPLOYEE STOCK PURCHASE PLAN.

                               ------------------

                       APPOINTMENT OF INDEPENDENT AUDITORS

                                  (PROPOSAL #3)

     The Board of Directors has selected KPMG LLP, certified public accountants, as independent auditors to make an examination of the accounts of the Company for the fiscal year ending December 31, 2001, and to perform other appropriate accounting services. Unless otherwise specified, proxies solicited by the Board of Directors will be voted "FOR" such appointment of KPMG LLP. In the event the appointment of KPMG LLP should not be ratified and approved by the stockholders, the Board of Directors will make another appointment to be effective at the earliest feasible time.

AUDIT FEES

     The aggregate fees billed to the Company by KPMG LLP for professional services rendered for the audit of the Company's consolidated annual financial statements for fiscal year 2000 and the reviews of the financial statements included in the Company's Forms 10-Q for fiscal year 2000 were $60,950.

ALL OTHER FEES

     Other than those fees listed above, the aggregate fees billed to the Company by KPMG LLP for fiscal year 2000 were $19,675. This figure includes fees for all nonaudit services such as tax-related services. The Audit Committee determined that the non-audit services performed by KPMG LLP are not incompatible with maintaining KPMG LLP's independence with respect to the Company.

     A representative of KPMG LLP is expected to attend the Annual Meeting of Stockholders. He or she will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO
                 RATIFY AND APPROVE THE APPOINTMENT OF KPMG LLP.


                                  ANNUAL REPORT

     An Annual Report of the Company describing the Company's key activities and containing financial statements for the fiscal year ended December 31, 2000 accompanies this Notice of Annual Meeting and proxy solicitation material.

                              STOCKHOLDER PROPOSALS

     Stockholder proposals for consideration at the Company's 2002 Annual Meeting must follow the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934 and the Company's Bylaws. The proxy rules of the Securities and Exchange Commission permit stockholders of the Company, after timely notice to the Company, to present proposals for stockholder action in the Company's Proxy Statement where such proposals are consistent with applicable law, pertain to matters appropriate for stockholder action and are not properly omitted by action of the Company in accordance with the proxy rules. In order for a stockholder proposal to be considered for inclusion in the Proxy Statement for the 2002 Annual Meeting of Stockholders, the proposal must be received by the Secretary of the Company in writing at its corporate offices no later than December 10, 2001.

     The Bylaws of the Company also establish an advance notice procedure with respect to certain business to be brought before an annual meeting of stockholders of the Company. The Bylaws provide that at the annual meeting only such business may be conducted as is of a nature that is appropriate for consideration at an annual meeting and has been either specified in the notice of the meeting, otherwise properly brought before the meeting by or at the direction of the Board of Directors, or otherwise properly brought before the meeting by a stockholder who has given timely written notice to the Secretary of the Company of such stockholder's intention to bring such business before the meeting. To be timely, the notice must be given by such stockholder to the Secretary of the Company not less than 45 days nor more than 60 days prior to the mailing date of the proxy materials for the Company's most recent annual meeting and comply with certain other requirements. Notice relating to the conduct of such business at an annual meeting must contain certain information as described in the Company's Bylaws, which are available for inspection by stockholders at the Company's principal executive offices pursuant to Section 220 of the Delaware General Corporation Law. Nothing in the Bylaws precludes discussion by any stockholder of any business properly brought before the annual meeting in accordance with the Company's Bylaws.

                                  SOLICITATION

     The Company will bear the entire cost of soliciting proxies, including the cost of preparing, assembling, and mailing the proxies and soliciting material, as well as the cost of forwarding the material to the beneficial owners of stock. In addition to solicitation by mail, directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies by telephone, facsimile or in person. The Company may also request banks and brokers to solicit their customers who have a beneficial interest in shares registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses.

                                     GENERAL

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and the NASD. Executive officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file, including Forms 3, 4 and 5. To the Company's knowledge, all insiders of the Company filed in a timely manner all such reports.

OTHER BUSINESS

     The management of the Company does not know of any other business that may be presented for consideration at the Annual Meeting of Stockholders. If, however, any other business should properly come before the meeting, or any adjournment or postponement thereof, the persons named in the enclosed form of proxy will exercise their discretionary authority to vote said proxy in accordance with their best judgment.

     ALL PROXIES PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY STOCKHOLDERS. IF NO DIRECTION IS GIVEN, PROXIES WILL BE VOTED FOR THE ELECTION OF MANAGEMENT'S NOMINEES FOR DIRECTORS, FOR THE APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES IN THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN, AND FOR THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                                        BY ORDER OF THE BOARD OF DIRECTORS,

                                        /s/ Daniel E. Cohen

                                        Daniel E. Cohen
                                        CHAIRMAN OF THE BOARD

Minneapolis, Minnesota
April 9, 2001


                    PLEASE SIGN, DATE AND MAIL YOUR PROXY NOW

                                                                      APPENDIX A


                                    CNS, INC.
                             AUDIT COMMITTEE CHARTER
                                NOVEMBER 30, 2000

MEMBERSHIP

     The Audit Committee shall be comprised of not less than three non-employee, independent directors and Committee Members must be financially literate. At least one member shall have accounting or related finance management expertise.

     The Audit Committee chairman is appointed by the Board of Directors. All Committee members serve on a year to year basis and are reconfirmed at the Annual Board of Directors meeting.

     The Chairman of the Audit Committee shall establish the meeting agenda. The Committee shall meet as needed and record all activities.

CHARTER OF RESPONSIBILITIES

     The Audit Committee has the responsibility for providing oversight of the Company's financial reporting, controls, external audit processes, and the quality and integrity of financial disclosure and communications by the Company.

     The responsibilities of the Audit Committee are summarized as follows:

     1. Selects and monitors the performance of the Company's independent auditors. Approves the annual audit scope, fees, results of the annual audit, and other special audits/service as requested. Meets with the independent auditors at the "pre- and post-audit" meetings in executive session, without management.

     2. With management, independent auditors and CFO reviews the significant financial (accounting and reporting) principles and related policies and procedures including evaluation of controls. Also assures that the independent auditors plan the audit in order to provide substantive audit coverage of key control and financial risks. Directs improvements in existing practices where indicated.

     3. Reviews quarterly and annual financial results with the independent auditors and CFO prior to release to the public, when necessary.

     4. Consults with the CFO and independent auditors on new developments in accounting and financial standards.

     5. Reviews and assesses significant accounting and tax issues and any disagreements between management and either the independent auditors or regulatory agencies. May direct management's actions where indicated.

     6. Undertakes risk assessments concerning company and subsidiary procedures and activities, and advises the Board of Directors of same.

     7. Reviews and approves management's processes to ensure compliance with professional conduct and best business practices.

     8. Reviews significant litigation and regulatory proceedings in which the Company may be involved. Conducts an annual review with the Company's general counsel on legal matters and obtains comments from general counsel. Otherwise is free to inquire into, but is not responsible, for legal matters.

     9. Obtains an annual report from the Company's CFO on tax and insurance matters.

     10. Reviews and comments on the Company's annual report to shareholders and annual report on Form 10-K.

     11. The Committee has the authority to conduct or authorize inquiries into any matter within the Committee's charter and is authorized to retain independent counsel, accountants, or others to assist.

RELATIONSHIPS TO BOARD/CEO/CFO AND INDEPENDENT AUDITORS

     1. On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the Board of Directors take, appropriate action to ensure the continuing independence of the auditors.

     2. Report the results of the annual audit to the Board of Directors. If requested by the Board, invite the independent auditors to attend the full Board of Directors meeting to assist in reporting the results of the annual audit or to answer other directors' questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the Audit Committee meeting during which the results of the annual audit are reviewed).

     3. Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related Company compliance policies. Conduct an annual review with the Company's General Counsel on legal matters and obtain comments from General Counsel. Otherwise is free to inquire into, but is not responsible, for legal matters.

     4. Review the report of the Audit Committee in the annual report to shareholders and the Annual Report on Form 10-K disclosing whether or not the Audit Committee had reviewed and discussed with management and the independent auditors, as well as discussed within the Audit Committee (without management or the independent auditors present), the financial statements and the quality of accounting principles and significant judgments affecting the financial statements.

     5. Review the Company's disclosure in the proxy statement for its annual meeting of shareholders that describes that the Audit Committee has satisfied its responsibilities under this Charter for the prior year. In addition, include a copy of this Charter in the annual report to shareholders or the proxy statement at least triennially or the year after any significant amendment to the Charter.

                                     [LOGO]
                                    CNS, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 23, 2001

                              3:30 P.M., LOCAL TIME

                          LUTHERAN BROTHERHOOD BUILDING
                                   AUDITORIUM
                             625 FOURTH AVENUE SOUTH
                          MINNEAPOLIS, MINNESOTA 55402



[LOGO] CNS, INC.
       7615 SMETANA LANE, EDEN PRAIRIE, MN 55344                           PROXY
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON MAY 23, 2001.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" EACH PROPOSAL.

By signing the proxy, you revoke all prior proxies and appoint Daniel E. Cohen and Patrick Delaney, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may properly come before the Annual Meeting and all adjournments or postponements.





                   SEE REVERSE SIDE FOR VOTING INSTRUCTIONS.

                       [ARROW] PLEASE DETACH HERE [ARROW]




          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH PROPOSAL.

1.  Election of directors: 01 Daniel E. Cohen        05 H. Robert Hawthorne   [ ] Vote FOR           [ ] Vote WITHHELD
                           02 Patrick Delaney        06 Marti Morfitt             all nominees           from all nominees
                           03 R. Hunt Greene         07 Richard W. Perkins        (except as marked)
                           04 Andrew J. Greenshields
                                                                           _____________________________________________
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,   |                                             |
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)  |_____________________________________________|

2.  Proposal to ratify and approve an amendment to the CNS, Inc. 1989
    Employee Stock Purchase Plan to increase the number of shares
    available for issuance from 200,000 to 400,000.                       [ ] For         [ ] Against        [ ] Abstain

3.  Proposal to ratify and approve the appointment of KPMG LLP
    as the independent auditors of the Company.                           [ ] For         [ ] Against        [ ] Abstain

4.  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDERS. IF NO
DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box [ ] Indicate changes below:                      Date ____________________________

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                                                                          Signature(s) in Box
                                                                          Please sign exactly as your name(s) appear on
                                                                          Proxy. If held in joint tenancy, all persons
                                                                          must sign. Trustees, administrators, etc.,
                                                                          should include title and authority. Corporations
                                                                          should provide full name of corporation and title
                                                                          of authorized officer signing the Proxy.
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